                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 2, 2003 (September 30, 2003)
                                                -------------------------------------

                            ENERGY WEST, INCORPORATED
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             (Exact name of registrant as specified in its charter)

           MONTANA                     0-14183               81-0141785
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(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)

1 First Avenue South, Great Falls, Montana                     59401
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 (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code         (406) 791-7500
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                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits.

     (c)  EXHIBITS. The following exhibits are furnished herewith:

     99.1 Press Release dated September 30, 2003.

Item 12.          Results of Operations and Financial Condition.

     On September  30, 2003,  Energy West,  Incorporated  issued a press release announcing  its  preliminary  fiscal  year  2003  earnings.  A copy of the press release is furnished under Item 12 of this Form 8-K as Exhibit 99.1.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date:  October 2, 2003             ENERGY WEST, INCORPORATED

                                        By:  /s/ John C. Allen
                                           ----------------------------------
                                           John C. Allen
                                           Interim President and Chief Executive
                                           Officer